OPTICAL CABLE CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                                FEBRUARY 23, 1998



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                            OPTICAL CABLE CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

     Optical Cable Corporation hereby establishes, effective February 23, 1998, the Optical Cable Corporation Employee Stock Purchase Plan for the benefit of eligible employees of the Company and any future subsidiaries of the Company.




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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

1.1      "Administrator".......................................................1
1.2      "Authorized Leave of Absence".........................................1
1.3      "CEO".................................................................1
1.4      "Committee"...........................................................1
1.5      "Committee Representative"............................................1
1.6      "Company".............................................................1
1.7      "Company Stock".......................................................1
1.8      "Compensation"........................................................1
1.9      "Contributions".......................................................1
1.10     "Contribution Amount".................................................1
1.11     "Contribution Election"...............................................2
1.12     "Effective Date"......................................................2
1.13     "Employee"............................................................2
1.14     "Fair Market Value"...................................................2
1.15     "Investment Direction"................................................2
1.16     "Notice Date".........................................................2
1.17     "Participant".........................................................2
1.18     "Plan"................................................................2
1.19     "Plan Account"........................................................2
1.20     "Settlement Date".....................................................2
1.21     "Spouse"..............................................................3
1.22     "Termination of Employment"...........................................3
1.23     "Trade Date"..........................................................3
1.24     "Transfer Date".......................................................3


                                   ARTICLE II

                                  PARTICIPATION

2.1      Eligibility...........................................................3
2.2      Participation.........................................................3
2.3      Plan Account.  .......................................................3
2.4      Suspension of Participation...........................................3

                                   ARTICLE III

                            PARTICIPANT CONTRIBUTIONS

3.1      Contribution Election.................................................4



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3.2      Contribution Election Procedures......................................4
3.3      Transfers to Administrator............................................5
3.4      Notification of Administrator.........................................5

                                   ARTICLE IV

                  ADMINISTRATION OF PARTICIPANTS' PLAN ACCOUNTS

4.1      Plan Account Maintenance..............................................5
4.2      Trade Date............................................................5
4.3      Fees and Expenses.....................................................5
4.4      Voting................................................................5

                                    ARTICLE V

                              INVESTMENT DIRECTIONS

5.1      Purchase of Shares....................................................6
5.2      Reinvestment of Dividends.............................................6
5.3      Withdrawals by Participants...........................................6
5.4      Investment Direction Processing.......................................7

                                   ARTICLE VI

           DISTRIBUTION OF PLAN ACCOUNTS ON TERMINATION OF EMPLOYMENT

6.1      Notification of Administrator.........................................7
6.2      Investment Direction..................................................7
6.3      Death of Participant..................................................7
6.4      Failure or Inability to Provide an Investment Direction...............8

                                   ARTICLE VII

                                THE ADMINISTRATOR

7.1      Selection of Administrator............................................8
7.2      Administrator's Duties................................................8
7.3      Statements............................................................8

                                  ARTICLE VIII

                              CEO AND THE COMMITTEE

8.1      Authority and Responsibility of the CEO...............................8
8.2      Committee Membership..................................................8
8.3      Committee Structure...................................................9
8.4      Committee Actions.....................................................9
8.5      Compensation..........................................................9



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8.6      Responsibility and Authority of the Committee.........................9
8.7      Information to be Supplied by the Company.............................9
8.8      Committee Decisions Final............................................10

                          ARTICLE IX

                   AMENDMENT AND TERMINATION

9.1      Amendments...........................................................10
9.2      Plan Termination.....................................................10

                           ARTICLE X

                   MISCELLANEOUS PROVISIONS

10.1     No Assignment of Plan Account........................................10
10.2     Plan Does Not Affect Employment Rights...............................11
10.3     Deduction of Taxes from Amounts Payable..............................11
10.4     Source of Benefits...................................................11
10.5     Indemnification......................................................11
10.6     Limitation on Liability..............................................11
10.7     Gender and Number....................................................11
10.8     Invalidity of Certain Provisions.....................................11
10.9     Headings.............................................................12
10.10    Law Governing........................................................12




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                            OPTICAL CABLE CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I

                                   DEFINITIONS

     The following sections of this Article I provide basic definitions of terms used throughout the Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

     1.1 "Administrator" means the Company's agent for administering the Plan which is A. G. Edwards & Sons, Inc. or such other successor Administrator appointed by the Committee from time to time.

     1.2 "Authorized Leave of Absence" means a person is still considered an employee of the Company under the Company's personnel policies, but the person is not rendering services to the Company.

     1.3 "CEO" means the Chief Executive Officer of the Company.

     1.4 "Committee" means the committee appointed pursuant to the terms of the Plan to handle ministerial matters related to the operation and administration of the Plan.

     1.5 "Committee Representative" means the individual appointed by the Committee at the Company to perform Committee functions such as the receipt of Contribution Elections and tax forms.

     1.6 "Company" means Optical Cable Corporation, a Virginia corporation, or any successor corporation by merger, consolidation, purchase, or otherwise, and any subsidiaries, direct or indirect, thereof which elects to adopt the Plan.

     1.7 "Company Stock" means common stock of the Company.

     1.8 "Compensation" means regular salary or regular gross earnings excluding bonuses, back pay, lump sum and severance paid to an Employee by the Company prior to income or employment taxes or any other withholdings.

     1.9 "Contributions" means an after-tax amount contributed by a Participant from his Compensation and delivered by the Company to the Administrator.

     1.10 "Contribution Amount" means the dollar amount which a Participant has elected



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to be contributed to the Plan as a Contribution.

     1.11 "Contribution Election" means the election made by a Participant to reduce his Compensation each payroll period, as designated by the Participant, by the Contribution Amount.

     1.12 "Effective Date" means February 23, 1998, the date upon which the provisions of this document become effective. In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date.

     1.13 "Employee" means any person who renders service to the Company as a full-time employee or who is on an Authorized Leave of Absence.

     1.14 "Fair Market Value" means the market price of the Company Stock prevailing on the Nasdaq National Market (or any national exchange on which the Company Stock may trade in the future) on the Trade Date, or if a transaction involves more than one purchase or sale, the average thereof as determined by the Administrator.

     1.15 "Investment Direction" means a written instruction from a Participant to the Administrator to do one or more of the following financial transactions:

          (a) sell shares of Company Stock held in his Plan Account and distribute the net cash proceeds to the Participant or his designee; and

          (b) withdraw shares of Company Stock from his Plan Account and transfer or distribute such shares as directed by the Participant.

     1.16 "Notice Date" means the date which is fourteen (14) calendar days prior to a scheduled pay date for a payroll period for which a Contribution Election is to be effective.

     1.17 "Participant" means an Employee who begins to participate in the Plan after completing the eligibility requirements. A Participant's participation continues until his Plan Account is distributed.

     1.18 "Plan" means the Optical Cable Corporation Employee Stock Purchase Plan, as herein set forth herein and as hereafter may be amended from time to time.

     1.19 "Plan Account" means the record of a Participant's full and fractional shares of Company Stock held by the Administrator. A Participant's Plan Account and the shares held in such account will be fully vested in the Participant and nonforfeitable by the Participant.

     1.20 "Settlement Date" means the date on which the transactions from the most recent Trade Date are settled in accordance with applicable securities laws.


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     1.21  "Spouse"  means a person who is alive and married to the  Participant within the meaning of the laws of the State of the Participant's residence as evidenced by a valid marriage certificate or other proof acceptable to the Committee.

     1.22 "Termination of Employment" occurs when a person ceases to be an Employee for any reason including death.

     1.23 "Trade Date" means the date on which the Administrator executes a financial transaction pursuant to the Plan.

     1.24 "Transfer Date" means the date on which the Company transfers Contributions made by Participants to the Administrator.

                                   ARTICLE II

                                  PARTICIPATION

     2.1 Eligibility. Each individual who is an Employee (other than an individual on an Authorized Leave of Absence) on or after the Effective Date shall be eligible to become a Participant.

     2.2 Participation. For an Employee to become a Participant, he must first complete, sign and return a form provided by the Committee which sets forth the Employee's Contribution Election and Investment Direction. Participation will begin on the next payroll period with respect to which such forms have been received by the Committee Representative on or prior to its Notice Date.

     2.3 Plan Account. Unless a Participant submits a written request to the Administration specifying otherwise, a Participant's Plan Account will be held in his name only. A Participant may cause the Administrator to add his Spouse as a co-owner of his Plan Account and may specify the type of ownership (i.e., tenants in common, joint tenants with rights of survivorship or tenants by the entireties). The Administrator, at its sole discretion, shall permit a Participant to add persons other than a Participant's Spouse as co-owners of a Participant's Plan Account.

     2.4 Suspension of Participation. A Participant's Contribution shall be suspended as follows:

          (a)  If  a  Participant's   wages  are  subject  to  a  tax  levy,  no
     Contribution will be withheld until the levy is removed.

          (b) If a Participant's  wages are subject to a wage assignment  and/or


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     garnishment,  a  Contribution  will be withheld only if there is sufficient remaining Compensation to make the entire Contribution.

                                   ARTICLE III

                            PARTICIPANT CONTRIBUTIONS

     3.1 Contribution Election. A Participant who desires to have Contributions withheld from his Compensation shall file a Contribution Election with the Committee Representative specifying a Contribution Amount of no less than twenty dollars ($20.00) per month and no more than ten percent (10%) of his Compensation for his last payroll period for which payment has been made (or if a new Employee with no previous Compensation, ten percent (10%) of the Employee's anticipated Compensation as determined by the Committee). The Contribution Election shall become effective with respect to the next payroll period if it is received by the Committee Representative on or before the applicable Notice Date.

     3.2 Contribution Election Procedures. A Participant's Contribution Election shall continue in effect until the earliest of the date (1) his Contribution Election is changed in accordance with Section 3.2(a) hereof; (2) his Termination of Employment; or (3) his Contribution Election is canceled in accordance with Section 3.2(b) hereof.

          (a) Changing the Contribution Election. A Participant may increase or decrease his Contribution Amount (subject to the percentage limits set forth in Section 3.1) by delivering to the Committee Representative a new Contribution Election on which is specified the new Contribution Amount. The Contribution Election shall become effective with respect to the next payroll period if it is received by the Committee Representative on or before the applicable Notice Date. Any Contribution Election which has not been properly completed will be deemed not to have been received by the Committee.

          (b) Canceling the Contribution Election. A Participant desiring to cancel his existing Contribution Election and reduce his Contribution Amount to zero must deliver to the Committee Representative a new Contribution Election. The Contribution Election shall become effective with respect to the next payroll period if it is received by the Committee Representative on or before the applicable Notice Date. Contributions held by the Company with respect to a payroll period payment date before such Contribution Election becomes effective or held by the Administrator pending investment shall not be affected by such Contribution Election. Any Participant who has improperly completed a Contribution Election will be deemed not to have made a Contribution Election.


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     3.3  Transfers  to   Administrator.   The  Company  will  transfer  to  the
Administrator as soon as practical funds withheld from Participants pursuant to Contribution Elections, but a Transfer Date shall in no event be later than fifteen (15) days after such withholding. No interest will be paid by the Company on funds held by it pending transfer to the Administrator.

     3.4 Notification of Administrator. The Company will notify the Administrator of any change to a Participant's Contribution Election or eligibility to participate in the Plan on or about the time the next
Contribution by such Participant would have been transferred to the Administrator if no such change had occurred.

                                   ARTICLE IV

                  ADMINISTRATION OF PARTICIPANTS' PLAN ACCOUNTS

     4.1 Plan  Account  Maintenance.  The  Administrator  shall  cause  the Plan
Account for each Participant to reflect transactions in accordance with the terms of this Plan. Fractional shares of Company Stock shall be recorded to the third decimal point.

     4.2 Trade Date. The Administrator shall process transactions to ensure a Trade Date regularly occurs as soon as practical after each Transfer Date, but in no event more than fifteen (15) days after each such Transfer Date. Financial transactions shall be posted to a Participant's Plan Account as of the
Settlement Date and based upon the Trade Date values provided by the Administrator.

     4.3 Fees and Expenses. Except as hereinafter provided, Company will pay all account maintenance fees and transactional fees or expenses. A Participant shall pay all transactional fees and expenses associated with a sale of Company Stock and such fees and expenses shall be netted against the proceeds of such sale by the Administrator.

     4.4 Voting. The Administrator will vote any shares of Company Stock that it holds in a Participant's Plan Account in accordance with the Participant's directions, provided they are received in a timely manner in accordance with the procedures developed for this purpose by the Administrator. The Administrator will not vote the shares of Company Stock held in a Plan Account for a Participant from whom no voting directions are received, however, such shares may be counted towards determining whether a quorum is present at any meeting of stockholders.


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                                    ARTICLE V

                              INVESTMENT DIRECTIONS

     5.1 Purchase of Shares. The Administrator will purchase shares of Company Stock pursuant to a properly executed and delivered Contribution Election.

     5.2 Reinvestment of Dividends.

     (a) Cash Dividends - The Administrator will reinvest cash dividends paid on shares of Company Stock held in each Participant's Plan Account into additional full or fractional shares of Company Stock.

     (b) Non-Cash Dividends - Non-cash dividends of Company Stock will be held in the Plan Account of the Participant. Non-cash dividends, other than of Company Stock, shall be sold and reinvested in Company Stock.

     5.3 Withdrawals by Participants.

     (a) Requirement - A Participant may cause the Administrator to effect a withdrawal from his Plan Account in accordance with the provisions of Section
5.4 below.

     (b) Sources for Withdrawal - The withdrawal amount shall come only from shares of Common Stock posted to his or her Plan Account.

     (c) Permitted Frequency - There is no restriction on the number of times a Participant may withdraw from his or her Plan Account.

     (d) Minimum Amount - There is no minimum amount for any type of withdrawal.

     (e) Distribution - By delivering an Investment Direction to the Administrator, the Participant may cause the Administrator to either sell the Company stock held in the Participant's Plan Account on the next scheduled Trade Date and pay the Participant for such shares, and/or to make a distribution of whole shares of Company Stock held in the Participant's Plan Account. If the Administrator sells any of the Participant's Company Stock, the Administrator shall make payment of any cash to the Participant from the sale of Company stock in the Participant's Plan Account within three (3) days of the Settlement Date or such earlier time as required by applicable securities laws. If the Administrator makes a distribution of any whole shares of Company Stock to the
Participant, the Administrator shall transfer shares or deliver share certificates, as requested by a Participant, of any Company Stock withdrawn from the Participant's Plan Account as soon as practical.


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     (f) Medium and Form of Payment - The medium of payment for  withdrawals  is either cash or in whole shares of Company Stock. If no instructions for payment are received, the certificates will be issued only in the name of the Participant and any co-owner of such Participant's Plan Account. The form of payment for withdrawals shall be a single installment.

     5.4 Investment Direction Processing.

     (a) Application by Participant - A Participant must submit an Investment Direction to the Administrator to implement any withdraw transaction set forth in Section 5.3

     (b) Approval by Administrator - The Administrator is responsible for determining that an Investment Direction conforms to the requirements of this Plan.

     (c) Time of Processing - The Administrator shall process all Investment Directions as soon as practical, based on the Fair Market Value, if applicable, as of the Trade Date to which it relates, and, if applicable, fund them on the applicable Settlement Date.

     (d) Fractional Shares - Fractional shares shall be sold based upon the Fair Market Value for the applicable Trade Date.

                                   ARTICLE VI

           DISTRIBUTION OF PLAN ACCOUNTS ON TERMINATION OF EMPLOYMENT

     6.1   Notification   of   Administrator.   The   Committee   or   Committee
Representative shall promptly notify the Administrator upon the Termination of Employment of any Participant.

     6.2 Investment Direction. A Participant shall have thirty (30) days from the date of the Participant's Termination of Employment to provide the Administrator with an Investment Direction setting forth the method of withdrawal from the Plan pursuant to Section 5.3.

     6.3 Death of Participant.

     (a) If the Participant dies leaving no living co-owner of the Participant's Plan Account, the Administrator shall, after receiving notice pursuant to
Section 6.1, distribute such Participant's Plan Account in a single distribution of full shares of Company Stock plus cash for any fractional share to his estate.

     (b) If the Participant dies and there is a living co-owner of the Participant's Plan Account, such co-owner shall have thirty (30) days from the date of the Participant's death to provide the Administrator with an Investment Direction pursuant to Section 5.3 setting forth


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the method of withdraw  from the Plan for the portion of the balance of the Plan
Account to which the co-owner has ownership rights in accordance with applicable law as if such co-owner were a Participant.

     6.4 Failure or Inability to Provide an Investment Direction. In the event that the Administrator has received notice of the Termination of Employment of a Participant pursuant to Section 6.1 and the Administrator does not receive a valid Investment Direction from the Participant, or from a co-owner in the case of the Participant's death, within thirty (30) days of the Participant's Termination of Employment, the Administrator shall distribute such Participant's Plan Account in a distribution of full shares of Company Stock, plus cash for any fractional share, to such Participant and/or any co-owner in accordance with applicable law, and/or such Participant's estate, as the case may be.

                                   ARTICLE VII

                                THE ADMINISTRATOR

     7.1 Selection of Administrator.  The Administrator  shall serve at the will
of  the   Committee  and  the  Committee  may  from  time  to  time  remove  the
Administrator with or without cause and shall appoint its successor.

     7.2 Administrator's Duties. The powers, duties and responsibilities of the Administrator shall be as stated in this Plan. All Contributions shall be paid to the Administrator, and all Plan Accounts under the Plan shall be maintained by the Administrator. The Company shall have no rights or claims of any nature in or to the assets of a Plan Account.

     7.3 Statements. The Administrator will issue quarterly statements to Participants reflecting the full and fractional shares of Company Stock held in his or her Plan Account.

                                  ARTICLE VIII

                              CEO AND THE COMMITTEE

     8.1 Authority and Responsibility of the CEO. The CEO shall have overall responsibility for the establishment, amendment and termination of the Plan. The Committee shall be delegated such responsibilities as set forth herein or as otherwise delegated by the CEO.

     8.2 Committee Membership. The Committee shall consist of not less than three (3) persons, who shall be appointed by the CEO. In the absence of such appointment of the


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Committee,  the CEO will be the  Committee.  Committee  members  shall remain in office at the will of the CEO and the CEO may from time to time remove any of said members with or without cause and shall appoint their successors.

     8.3 Committee Structure. Any Employee may be a member of the Committee. Any member of the Committee may resign by delivering his written resignation to the CEO, and such resignation shall become effective upon the date specified therein. A member of the Committee who is an Employee shall automatically cease to be a member upon his Termination of Employment. In the event of a vacancy in membership, the remaining members shall constitute the Committee in question with full power to act until said vacancy is filled. The CEO may remove any member of the Committee without cause.

     8.4 Committee Actions. The action of the Committee shall be determined by the vote or other affirmative expression of a majority of its members.

     8.5 Compensation. The members of the Committee shall serve without compensation for their services as such.

     8.6 Responsibility and Authority of the Committee. The Committee on behalf of the Participants will enforce the Plan in accordance with its respective terms and shall have the authority and discretion to, among other things:

          (a) Formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules as may be consistent with the terms of the Plan;

          (b) Exercise such discretion as may be required to construe and apply the provisions of the Plan, subject only to the terms and conditions of the Plan; and

          (c) Take all necessary and proper acts as are required for the Committee to fulfill its duties and obligations under the Plan.

Notwithstanding the foregoing, it is intended that the Committee's day-to-day administrative responsibilities with respect to the Plan shall be ministerial in nature only.

     8.7 Information to be Supplied by the Company. The Company shall supply to the Committee, within a reasonable time of its request, the names of all Employees, their age, their date of hire, and the amount of Compensation paid to each Employee, the names and dates of all Employees who incurred a Termination of Employment. The Company shall provide to the Committee or its delegate such other information as it shall from time to time need in the discharge of its duties. The Committee may rely conclusively on the information certified to it by an the Company.


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     8.8  Committee  Decisions  Final.  The decision of the Committee in matters within its jurisdiction shall be final, binding, and conclusive upon the Company and upon each Employee, Participant, Spouse, the Administrator and every other person or party interested or concerned.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION

     9.1 Amendments.

     (a) Power to Amend - The CEO, or the Committee as provided in Section 9.1(b) below, may amend, modify, change, revise or discontinue this Plan by amendment at any time; provided, however, that no amendment shall:

          (1) increase the duties or liabilities of the Administrator or the Committee without its written consent; or

          (2) have the effect of vesting in the Company any interest in any funds, securities or other property.

     (b) The Committee - The Committee may amend, modify, change or revise the Plan by amendment if such amendment could have been adopted under Paragraph (a) hereof and it does not materially increase the duties and obligations of the Company with respect to the Plan.

     9.2 Plan Termination. It is the expectation of the Company that it will continue the Plan and the forwarding of Contributions hereunder indefinitely, but the continuation of the Plan and the forwarding of Contributions hereunder is not assumed as a contractual obligation of the Company. The right is reserved by the Company to terminate the Plan at any time. Upon termination of the Plan, all Plan Accounts will be distributed as if such Participant had elected a withdrawal of shares of Company Stock.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 No Assignment of Plan Account. Except to the extent permitted by the Administrator in its sole discretion, shares of Company Stock credited to the Plan Account of a Participant may not be assigned, pledged as collateral or otherwise hypothecated. A Participant who has an involuntary transfer imposed upon him or her will be deemed to have elected to withdraw such shares.


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     10.2 Plan Does Not Affect Employment  Rights. The Plan does not provide any employment rights to any Employee. The Company expressly reserves the right to discharge an Employee at any time, with or without cause, without regard to the effect such discharge would have upon the Employee's interest in the Plan.

     10.3 Deduction of Taxes from Amounts Payable. The Administrator shall have the power and authority to deduct from the amount to be distributed such amount as the Administrator deems proper to protect the Administrator against liability for the payment of death, succession, inheritance, income, or other taxes, and out of money so deducted, the Administrator may discharge any such liability and pay the amount remaining to the Participant or the deceased Participant's estate, as the case may be.

     10.4 Source of Benefits. All benefits payable under the Plan shall be paid or provided for solely from the Plan Account and the Company assumes no liability or responsibility therefor.

     10.5 Indemnification. To the extent permitted by law the Company shall indemnify and hold harmless the CEO and each member of the Committee, and each officer and employee of the Company to whom are delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him (including but not limited to reasonable attorney fees and amounts paid in any settlement relating to the Plan) by reason of his service under the Plan if he did not act dishonestly, with gross negligence, or otherwise in knowing violation of the law under which such liability, loss, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by the Company under any bylaw, agreement, or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Company.

     10.6 Limitation on Liability. No Company nor any agent or representative of any Company who is an employee, officer, or director of the Company in any manner guarantees the assets of the Plan against loss or depreciation and non of them shall be liable (except for his own gross negligence or willful misconduct), for any act or failure to act, done or omitted in good faith, with respect to the Plan. The Company, the CEO and the Committee shall have no responsibility for any act of or failure to act by the Administrator.

     10.7 Gender and Number. Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

     10.8 Invalidity of Certain Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the


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


extent invalid or unenforceable, had not been included.

     10.9 Headings. The headings or articles are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     10.10 Law Governing. The Plan shall be construed and enforced according to the laws of the Commonwealth of Virginia, without regard to its rules regarding conflict of laws.






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